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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 13, 2006
                                                      -----------------


                            MILESTONE SCIENTIFIC INC.
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                     0-26284             13-3545623
--------------------------------   ------------------   ----------------------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE       (IRS EMPLOYER
         INCORPORATION)                  NUMBER)          IDENTIFICATION NO.)



         220 SOUTH ORANGE AVENUE, LIVINGSTON CORPORATE PARK, LIVINGSTON,
                                NEW JERSEY 07034
         ---------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 535-2717
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01:        OTHER EVENTS.

         On November 13, 2006, the registrant inadvertently filed its Quarterly Report on Form 10-QSB for the period ended September 30, 2006 prior to the completion of a review by its independent auditors.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   MILESTONE SCIENTIFIC INC.

                                   By:  /s/ Leonard Osser
                                        ------------------------------------
                                        Leonard Osser
                                        Chairman and Chief Executive Officer

Dated:  November 13, 2006